Other Tax Payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Schedule Of Other Tax Payable [Abstract]
Cultural development fees	¥ 30		¥ 1,198
VAT payables	1,258		2,781
Withholding individual income taxes for employees	1,100		477
Others	243		428
Total	¥ 2,631	$ 377	¥ 4,884